Sandler O’Neill & Partners,L.P. Financial Services Conference Financial Services Conference November 16, 2006 November 16, 2006 Exhibit 99.1

Certain statements contained herein are "forward-looking statements" within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of
1934. Such forward-looking statements may be identified by reference to a future period or periods, or by the use of forward-looking terminology, such as "may," "will," "believe," "expect,"
"estimate," "anticipate," "continue," or similar terms or variations on those terms, or the negative of those terms. Forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to, those related to the economic environment, particularly in the market areas in which Provident Financial Services, Inc. (the “Company”) operates, competitive products and pricing, fiscal and monetary policies of the U.S. Government, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, acquisitions and the integration of acquired businesses, in particular, risks and uncertainties associated with the successful merger with, and integration of the operations of, First Morris Bank & Trust, credit risk management, asset-liability management, the financial and securities markets and the availability of and costs associated with sources of liquidity.
The Company wishes to caution readers not to place undue reliance on any such forward-
looking statements, which speak only as of the date made. The Company wishes to advise readers that the factors listed above could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company does not undertake and specifically declines any obligation to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.
Forward Looking Statements

Additional Information
Provident will file with the Securities and Exchange Commission (SEC) a registration statement, a prospectus that will also serve as the proxy statement for the vote of the stockholders of First Morris, and other relevant documents concerning the proposed transaction.
Stockholders of First Morris are urged to read the registration statement and the prospectus when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information.  You will be able to obtain a free copy of the prospectus, as well as other filings containing information about Provident at the SEC’s Internet site (http://www.sec.gov).  Copies of the prospectus and the SEC filings that will be incorporated by reference in the prospectus can be obtained, without charge, by directing a request to John F. Kuntz, General Counsel, Provident
Financial Services, Inc., 830 Bergen Avenue, Jersey City, NJ 07306, tel: (201) 333-1000.

Corporate Profile
•
A $5.8 billion community bank
•
Shares traded on NYSE: ticker symbol PFS
•
Market capitalization: $1.22 billion
•
76 retail offices serving 10 counties in northern and
central New Jersey
•
Third largest Bank headquartered in New Jersey
•
Announced Acquisition of First Morris Bank & Trust
October 16, 2006
–
$571 million in Assets
–
9 Branches in affluent Morris County

BALANCE SHEET: 9/30/06 12/31/05 % Change
Total assets $5,823,997 $6,052,374 -3.77%
Total loans $3,757,736 $3,739,122 0.50%
Total deposits $3,946,233 $3,921,458 0.63%
Total investments $1,269,890 $1,537,665 -17.41%
Total borrowings $809,696 $996,552 -18.75%
Total stockholders' equity $1,013,162 $1,076,295 -5.86%
Financial Highlights
3rd Quarter 2006 Comparisons
3rd Quarter 2006 Comparisons
Balance Sheet Reduction Driven by De-leveraging
and Stock Repurchases

Financial Highlights
3rd Quarter 2006 Comparisons
3rd Quarter 2006 Comparisons
(Dollars in thousands)
INCOME STATEMENT: 9/30/06 9/30/05
Net income $40,305 $43,728
Diluted earnings per share $0.65 $0.65
Return on equity 5.15% 5.28%
Return on assets 0.92% 0.93%
Net interest margin 3.28% 3.35%
Efficiency ratio 60.58% 59.34%
9 months ended

Ongoing Strategies for
Earnings-per-Share Growth
•
•
Managing Our Franchise
Managing Our Franchise
–
Managing Revenue Growth Challenges
–
Managing Resources and Non-Interest Expense
–
Balance Sheet Management and Positioning
–
Asset Quality Maintenance
•
•
Managing Our Capital
Managing Our Capital
–
Share Repurchase Programs
–
Cash Dividends
–
Focused and Rational Market Expansion

Revenue Management
Core Revenue Driver is Net Interest Income
Core Revenue Driver is Net Interest Income
Flat Yield Curve Presents Challenges:  Preserving NIM
Flat Yield Curve Presents Challenges:  Preserving NIM
and Preserving Market Share
and Preserving Market Share
3.38%
3.38%
3.43%
3.27%
3.31%
3.31%
3.34%
3.33%
3.17%
3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06
Net Interest Margin (%)

Resource Management
$29.9
$30.1
$30.2
$29.5
$30.0
$33.2
$31.4
$32.3
$34.3
874
893
961
926
915
913
898
892
895
3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06
Non-Interest Expense (in millions) # of FTEs
Managing Overhead Costs
Managing Overhead Costs
Increasing Workforce Productivity
Increasing Workforce Productivity
Includes $1.4 million
voluntary resignation
initiative

Balance Sheet Management
Decreasing Dependence on Investment
Decreasing Dependence on Investment
Securities and Wholesale Borrowings*
Securities and Wholesale Borrowings*
($ in millions)
$1,900
$1,782
$1,708
$1,635
$1,538
$1,451
$1,327
$1,270
$1,239
$1,166
$1,109
$1,100
$970
$875
$822
$1,997
$1,048
$784
3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06
Investment Securities Borrowings*
* Excludes Subordinated Debentures

Balance Sheet Management
Originating Loans to Drive Revenue
Originating Loans to Drive Revenue
$3,712
$3,655
$3,660
$3,660
$3,661
$3,690
$3,406
$3,720
$3,716
70.9%
65.1%
65.8%
66.7%
67.7%
68.9%
62.6%
72.6%
73.9%
3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06
Avg Net Loans (in millions) Loans as a % of Avg Earning Assets

Balance Sheet Management
9/30/06
Residential
Mortgage
44%
Consumer
16%
Construction
7%
Commercial R.E
22%
Commercial &
Industrial
11%
Loan Portfolio Mix: Continuing Emphasis on
Loan Portfolio Mix: Continuing Emphasis on
Commercial Loans
Commercial Loans
Residential
Mortgage
12/31/05
47%
Consumer
15%
Construction
8%
Commercial R.E.
19%
Commercial &
Industrial
11%

Balance Sheet Management
12/31/05
Non-Interest
DDA
12%
Time Deposits
37%
MMA
3%
Savings
35%
NOW
13%
Deposit Mix: Re-affirming Core Customer Relationships/
Deposit Mix: Re-affirming Core Customer Relationships/
Defending our Market Share
Defending our Market Share
9/30/06
Non-Interest
DDA
11%
Time Deposits
41%
MMA
3%
Savings
34%
NOW
11%

Consistent Performance
Consistent Performance
Non-performing Assets as a % of Total Assets
0.26%
0.25%
0.23%
0.22% 0.22% 0.22%
0.23%
0.19%
0.12%
0.10% 0.10%
0.11%
0.11%
0.13%
0.09%
0.10%
0.08%
3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06
Mid-Atlantic Banks & Thrifts* PFS
Asset Quality Maintenance
* SNL Quarterly Bank and Thrift Digest

•
•
Completed first program 4th Quarter 2004:
Completed first program 4th Quarter 2004:
–
approximately 4.0 million shares repurchased
•
•
Completed second program 3rd Quarter 2005:
Completed second program 3rd Quarter 2005:
–
approximately 3.7 million shares repurchased
•
•
Third program authorized July, 2005:
Third program authorized July, 2005:
–
approximately 3.6 million shares repurchased
•
•
Fourth program authorized April, 2006:
Fourth program authorized April, 2006:
–
approximately 3.4 million shares authorized for repurchase
–
approximately 0.2 million shares left for repurchase as of September 30, 2006
•
•
Fifth program authorized July, 2006:
Fifth program authorized July, 2006:
–
approximately 3.3 million shares authorized for repurchase
•
•
18.2% of issued and outstanding shares repurchased since IPO
18.2% of issued and outstanding shares repurchased since IPO
Capital Management
Share Repurchases

Stockholder Value via steady Cash Dividend Increases
Stockholder Value via steady Cash Dividend Increases
Cash Dividend Declared
$0.04
$0.05
$0.06
$0.07
$0.08
$0.09
$0.10
Apr-03 July-03 Jan-04 Jan-05 Apr-05 Oct-05 Apr-06
Current Dividend Yield = 2.17% (based on 11/8/06 share price of $18.45)
Capital Management
Cash Dividends

Disciplined Approach to
Market Expansion
Continuing to Seek Out Accretive Acquisition
Continuing to Seek Out Accretive Acquisition
Opportunities
Opportunities
•
focus on existing footprint and contiguous markets
•
evaluating potential transactions that are additive to
the franchise and earnings
•
must add long-term stockholder value

Sussex
Warren
Morris
Passaic
Bergen
Rockland
Essex
Union
Hunterdon
Somerset
Richmond
New York
Kings
Monmouth
Mercer
Burlington
Ocean
Copyright (C) 2006 SNL Financial LC. All rights reserved
18.7 mi

PROVIDENT FINANCIAL SERVICES, INC.

Current Footprint
Current Footprint
76 Branch Offices Serving 10 Counties in
76 Branch Offices Serving 10 Counties in
Northern and Central New Jersey
Northern and Central New Jersey
Enhancing Franchise Value

Sussex
Warren
Passaic
Paterson
Bergen
Yonkers
White Plains
Westchester
New Rochelle
Nassau
Essex
East Orange
Passaic
New York
Kings
Union
Elizabeth
Linden
Richmond
Plainfield
Hunterdon
Somerset
New Brunswick
Sayreville
Middlesex
Monmouth
Ocean
Burlington
Copyright (C) 2006 SNL Financial LC. All rights reserved
18.7mi

PROVIDENT FINANCIAL SERVICES, INC.

Enhancing Franchise Value Acquisition of First Morris Bank & Trust Adds 9 Branches in Morris County

Focusing on Markets with
Strong Demographics
2006 Median Household
Income ($)*
Projected Growth
2006 - 2011 (%)*
Middlesex 75,672 16.62
Monmouth 78,682 19.07
Morris 96,695 19.53
NJ State Median 66,848 17.05
U.S. National Median 51,546 17.77
Middlesex
Monmouth
Morris
New Jersey
Provident Deposit Market Share Rank*
# 9 of 155 Institutions
# 5 of 45 Institutions
# 11 of 32 Institutions
# 8 of 34 Institutions (Pro-Forma)
* Source:  SNL
Financial/ESRI
Source:  SNL Financial as per FDIC/SOD at 6/30/06.
Data is pro-forma for pending mergers and excludes
brokerage/institutional deposits.

PROVIDENT FINANCIAL SERVICES, INC.

First Morris Bank & Trust

Strategic Expansion into Highly Strategic Expansion into Highly Attractive Morris County Attractive Morris County

PROVIDENT FINANCIAL SERVICES, INC.

First Morris Bank & Trust

Summary of Significant Terms
FMJE’s 60.2% loan to deposit ratio provides
opportunity to substitute higher yielding loans for
lower yielding securities
Potential Revenue From Potential Revenue From
Incremental Lending Synergies: Incremental Lending Synergies:
Fixed at 2.1337 Provident shares for each FMJE share Exchange Ratio: Exchange Ratio:
Tax-free exchange with election mechanism Transaction Structure: Transaction Structure:
39% of FMJE’s expenses Estimated Cost Savings: Estimated Cost Savings:
$124.1 million Transaction Value: Transaction Value:
50% stock / 50% cash Consideration: Consideration:
$39.75
Purchase Price per Share: Purchase Price per Share:
1
st
Quarter 2007 Expected Close: Expected Close:
FMJE shareholders
Customary regulatory approvals
Required Approvals: Required Approvals:

PROVIDENT FINANCIAL SERVICES, INC.

First Morris Bank & Trust

•
Accretive to both GAAP and Cash EPS without assumed asset
substitution
•
Double digit internal rate of return without assumed asset
substitution
•
Significantly expands Provident’s presence in demographically attractive Morris County Market
•
Moves Provident from 26 to 8
th
position with a 4.5% market
share in one of New Jersey’s best banking markets
•
Enhances Provident’s organic growth profile
•
Commercial / CRE orientation of loan portfolio continues
Provident’s transition to a more commercial-like balance sheet
Compelling
Transaction
Economics
Franchise
Enhancing
Transaction Rationale
•
Cash portion of consideration to be funded from cash and low-
yielding short-term securities
•
Strong pro forma tangible common equity ratio of 9.6% will
support continued share repurchases, de novo expansion and
accretive franchise-enhancing acquisitions
Effective
Deployment of
Conversion
Proceeds
th

•
•
Positioned to take advantage of return to
Positioned to take advantage of return to
normalized yield curve
normalized yield curve
•
•
Anticipate increased new branch activity in
Anticipate increased new branch activity in
conjunction with branch rationalization
conjunction with branch rationalization
•
•
Redoubling efforts to expand small-business
Redoubling efforts to expand small-business
customer relationships
customer relationships
•
•
Ongoing expense management
Ongoing expense management
•
•
Ongoing asset quality maintenance
Ongoing asset quality maintenance
Looking Ahead

Sandler O’Neill & Partners,L.P. Financial Services Conference Financial Services Conference November 16, 2006 November 16, 2006